EXHIBIT 99(q)

POWER OF ATTORNEY
WITH RESPECT TO
ABSOLUTE SHARES TRUST

Know all men by these presents that Don Schreiber Jr., a Trustee of Absolute Shares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Ann Schreiber and Kerri E. Cain as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Don Schreiber Jr.

Don Schreiber Jr.

June 11, 2014

POWER OF ATTORNEY
WITH RESPECT TO
ABSOLUTE SHARES TRUST

Know all men by these presents that Matthew Schreiber, a Trustee of Absolute Shares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Don Schreiber Jr., Ann Schreiber, and Kerri E. Cain as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Matthew Schreiber

Matthew Schreiber

June 11, 2014

POWER OF ATTORNEY
WITH RESPECT TO
ABSOLUTE SHARES TRUST

Know all men by these presents that Jude Depko, a Trustee of Absolute Shares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Don Schreiber Jr., Ann Schreiber, and Kerri E. Cain as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Jude Depko

Jude Depko

June 11, 2014

POWER OF ATTORNEY
WITH RESPECT TO
ABSOLUTE SHARES TRUST

Know all men by these presents that Andrew Putterman, a Trustee of Absolute Shares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Don Schreiber Jr., Ann Schreiber, and Kerri E. Cain as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Andrew Putterman

Andrew Putterman

June 11, 2014

POWER OF ATTORNEY
WITH RESPECT TO
ABSOLUTE SHARES TRUST

Know all men by these presents that John A. Flanagan, a Trustee of Absolute Shares Trust (the “Trust”) whose name and signature appears below, constitutes and appoints Don Schreiber Jr., Ann Schreiber, and Kerri E. Cain as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ John A. Flanagan

John A. Flanagan

June 11, 2014